UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 27, 2026
Commission file number 001-39482

GeneDx Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	85-1966622
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

333 Ludlow Street, North Tower; 6th Floor Stamford, Connecticut 06902
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (888) 729-1206
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WGS	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A common stock, each at an exercise price of $379.50 per share	WGSWW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
Loan Agreement
On February 27, 2026 (the “Closing Date”), GeneDx Holdings Corp. (the “Company”) entered into a Loan Agreement (the “Loan Agreement”), with Blackstone Alternative Credit Advisors LP and Blackstone Life Sciences Advisors L.L.C. (collectively, the “Blackstone Representative” and referred to herein as “Blackstone”), certain subsidiaries of the Company party thereto as Guarantors, Wilmington Trust, National Association, as Agent and the lenders from time to time party thereto (collectively, the “Lenders”).
The Loan Agreement provides for a term loan in an aggregate principal amount of $100.0 million funded to the Company on the Closing Date (the “Term Loan”). The proceeds of the Term Loan were used to repay in full the Company’s existing term loan under its existing Credit Agreement and Guaranty, dated as of October 27, 2023, by and among Sema4 OpCo, Inc. and GeneDx, LLC, as Borrowers, the guarantors from time to time party thereto, the lenders from time to time party thereto and Perceptive Credit Holdings IV, LP as the administrative agent and as a lender (the “Existing Credit Agreement”), and are also expected to be used for other balance sheet optimization initiatives, including potential reductions of certain operating obligations, as well as for general corporate purposes.
The Term Loan bears interest at a rate equal to the Term SOFR adjusted secured overnight financing rate plus a margin of 4.50%. The Term Loan includes a SOFR floor of 1.50%. If an event of default occurs and is continuing, all amounts outstanding under the Loan Agreement will bear additional interest at a per annum rate equal to 2.00% plus the rate otherwise applicable to the Term Loan. The Term Loan will mature and the principal amount (including any interest and fees) must be repaid on the date that is five years from the Closing Date.
The Term Loan will be subject to mandatory prepayment provisions that may require prepayment upon a change of control, the incurrence of certain additional indebtedness, certain asset sales, or an event of loss, subject to certain conditions set forth in the Loan Agreement. The Company may prepay the Term Loan in whole or in part at its option at any time. Any prepayment of the Term Loan is subject to certain yield protection premiums.
The obligations under the Loan Agreement will be guaranteed by the Guarantors and secured by a first lien security interest in substantially all assets of the Company and Guarantors.
The Loan Agreement contains certain customary representations and warranties, affirmative and negative covenants and events of default applicable to the Company and the Guarantors. The Loan Agreement also contains a minimum liquidity covenant of $50 million. If an event of default occurs and is continuing, the Lenders may declare all amounts outstanding under the Loan Agreement to be immediately due and payable.
The foregoing description of the Loan Agreement is not complete and is qualified in its entirety by reference to the full text of the Loan Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026.
The representations, warranties and covenants contained in the Loan Agreement were made only for purposes of such agreements and, as of specific dates, were solely for the benefit of the parties to the Loan Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Loan Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Loan Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.
Item 1.02. Termination of a Material Definitive Agreement.
The information provided in Item 1.01 of this Current Report on Form 8-K regarding termination of the Existing Credit Agreement in connection with the payoff of this agreement is incorporated by reference into this Item 1.02.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this Current Report on Form 8-K regarding the Loan Agreement is incorporated by reference into this Item 2.03.

Cautionary Statement Regarding Forward-Looking Statements
This Report contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the Loan Agreement and the transactions contemplated thereby, and the use of proceeds of the Term Loan. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including but not limited to: (i) our ability to implement business plans, goals and forecasts, and identify and realize additional opportunities, (ii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, (iii) the size and growth of the market in which we operate, and (iv) our ability to pursue our new strategic direction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 23, 2026. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEDX HOLDINGS CORP.

Date: March 2, 2026	By:	/s/ Katherine Stueland
	Name:	Katherine Stueland
	Title:	Chief Executive Officer